                                                                   EXHIBIT 10.10

                         LEXINGTON PRECISION CORPORATION
                          LEXINGTON RUBBER GROUP, INC.
                                767 THIRD AVENUE
                               NEW YORK, NY 10017

                                 August 11, 2000

Congress Financial Corporation
1133 Avenue of the Americas
New York, NY 10036

Gentlemen:

     Reference is made to the Covenants Supplement to Accounts Financing Agreement [Security Agreement] dated January 11, 1990, as amended (the "LPC Supplement"), by and between Congress Financial Corporation ("Congress") and Lexington Precision Corporation ("LPC") and the Covenants Supplement to Accounts Financing Agreement [Security Agreement] dated January 11, 1990, as amended (the "LRGI Supplement"), by and between Congress and Lexington Rubber Group, Inc. ("LRGI").

     Congress, LPC, and LRGI hereby agree that subparagraph IV (f) of each of the LPC Supplement and the LRGI Supplement is hereby amended by changing the dollar amount of aggregate trade accounts payable that are permitted to be past due more than sixty (60) days from $1,500,000 to $2,250,000.

     By the signatures hereto of their duty authorized officers, the parties hereto mutually covenant, warrant, and agree as set forth herein.

                                            Very truly yours,

                                            LEXINGTON PRECISION CORPORATION

                                            By:   Warren Delano
                                               ---------------------------------
                                                  Warren Delano
                                                  President

                                            LEXINGTON RUBBER GROUP, INC.

                                            By:   Warren Delano
                                               ---------------------------------
                                                  Warren Delano
                                                  President

AGREED AND ACCEPTED:

CONGRESS FINANCIAL CORPORATION


By:    Herbert C. Korn
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Title:  Vice President
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